                                                           File Nos. 333-65965
                                                                     811-9003

    As filed with the Securities and Exchange Commission on October 8, 1999



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]



                            Pre-Effective Amendment No.                      [ ]


                            Post-Effective Amendment No. 1                   [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [ ]



                                Amendment No. 3                              [X]


                        (Check appropriate box or boxes)

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title
of Securities
Being Registered
----------------
Flexible Payment
Deferred Annuity
Contracts

It is proposed that this filing will become effective:


            immediately upon filing pursuant to paragraph (b) of Rule 485
       ---
        X   on October 18, 1999 pursuant to paragraph (b) of Rule 485
       ---
            60 days after filing pursuant to paragraph (a) of Rule 485
       ---
            on [          ] pursuant to paragraph (a) of Rule 485
       ---

                          VARIABLE ANNUITY ACCOUNT SEVEN

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                   Caption
-----------------------                                   -------
1.      Cover Page.............................           Cover Page

2.      Definitions............................           Glossary

3.      Synopsis...............................           Profile; Fee Tables;
                                                          Portfolio Expenses;
                                                          Examples

4.      Condensed Financial Information........           Examples

5.      General Description of Registrant,
        Depositor and Portfolio Companies......           The Polaris II A-Class
                                                          Variable Annuity;
                                                          Other Information

6.      Deductions.............................           Expenses

7.      General Description of
        Variable Annuity Contracts.............           The Polaris II A-Class
                                                          Variable Annuity;
                                                          Purchasing a Polaris
                                                          Class A Variable
                                                          Annuity; Investment
                                                          Options

8.      Annuity Period.........................           Income Options

9.      Death Benefit..........................           Death Benefit

10.     Purchases and Contract Value...........           Purchasing a Polaris II A-Class
                                                          Variable Annuity

11.     Redemptions............................           Access To Your Money

12.     Taxes..................................           Taxes

13.     Legal Proceedings......................           Other Information - Legal
                                                          Proceedings

14.     Table of Contents of Statement
        of Additional Information..............           Table of Contents of
                                                          Statement of Additional
                                                          Information


               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                             Caption
-----------------------                             -------
15.     Cover Page.............................     Cover Page

16.     Table of Contents......................     Table of Contents

17.     General Information and History........     The Polaris II A-Class
                                                    Variable Annuity (P); Separate
                                                    Account; General Account;
                                                    Investment Options (P);
                                                    Other Information

18.     Services...............................     Other Information (P)

19.     Purchase of Securities Being Offered...     Purchasing a Polaris II A-Class
                                                    Variable Annuity (P)

20.     Underwriters...........................     Distribution of Contracts

21.     Calculation of Performance Data........     Performance Data

22.     Annuity Payments.......................     Income Options (P);
                                                    Income Payments;
                                                    Annuity Unit Values

23.     Financial Statements...................     Depositor: Other
                                                    Information - Financial
                                                    Statements; Registrant:
                                                    Financial Statements



                                     PART C


        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           [POLARIS(II) A-CLASS LOGO]
                                                  Profile

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARIS(II) A-CLASS VARIABLE ANNUITY. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.


                                October 18, 1999


----------------------------------------------------------------
----------------------------------------------------------------
                  1. THE POLARIS(II) A-CLASS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

The Polaris(II) A-Class Variable Annuity is a contract between you and Anchor National Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment.


Polaris(II) A-Class offers a diverse selection of money managers and investment options. You may divide your money among any or all 26 variable portfolios and 7 fixed account options. Your investment is not guaranteed. The value of your Polaris(II) A-Class contract can fluctuate up and down, based on the performance of the underlying investments you select, and you may experience a loss.


The variable portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.

The contract also offers 7 fixed account options, for different time periods. Each may have a different interest rate. Interest rates are guaranteed by Anchor National.

Like most annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable portfolios to which your money is allocated and/or the interest rate(s) earned on the fixed account option(s) in which you invest. You may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. An IRS penalty tax may apply if you make withdrawals before age 59 1/2.

During the income phase, you may receive income payments from your annuity. Your income payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on where your money is allocated. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will affect the amount of your income payments during the income phase.
----------------------------------------------------------------
----------------------------------------------------------------
                               2. INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

You can select from one of five income options:

   (1) payments for your lifetime;
   (2) payments for your lifetime and your survivor's lifetime;
   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 or 20 years;
   (4) payments for your lifetime, but for not less than 10 or 20 years; and
   (5) payments for a specified period of 5 to 30 years.

You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

If your contract is part of a non-qualified retirement plan (one that is established with after-tax dollars), payments during the income phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before-tax dollars, the entire income payment is taxable as income.

In addition to the above income options, you may also elect to take income payments under the income protector program, subject to the provisions thereof.

----------------------------------------------------------------
----------------------------------------------------------------
                      3. PURCHASING A POLARIS(II) A-CLASS
                           VARIABLE ANNUITY CONTRACT
----------------------------------------------------------------
----------------------------------------------------------------

You can buy a contract through your financial representative, who can also help you complete the proper forms. For non-qualified contracts, the minimum initial gross purchase payment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the accumulation phase. For qualified contracts, the minimum initial gross purchase payment is $2,000 and subsequent amounts of $250 or more may be added to your contract at any time during the accumulation phase. Additionally, the optional automatic payment plan allows you to make subsequent gross purchase payments of as little as $20.00.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                             4. INVESTMENT OPTIONS
                ----------------------------------------------------------------
                ----------------------------------------------------------------


You may allocate money to the following variable portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:


ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Government and Quality Bond Portfolio


SUNAMERICA SERIES TRUST

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/   GOLDMAN SACHS ASSET MANAGEMENT
INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Mid-Cap Growth Portfolio
      - MFS Growth and Income Portfolio
      - MFS Total Return Portfolio
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT
      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio
      - "Dogs" of Wall Street Portfolio
      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio

You may also allocate money to the 1-year fixed account option or the 3, 5, 7 and 10-year market value adjustment ("MVA") fixed account options and, under certain circumstances, the 6-month and 1-year Dollar Cost Averaging ("DCA") fixed account options.

The interest rates applicable for these fixed account options may differ from time to time, however, we will never credit less than a 3% compounded effective yield. Once established, the rate will not change during the selected period. Your contract value will be adjusted up or down for withdrawals or transfers from the 3, 5, 7 and 10-year fixed account options prior to the end of the guarantee period.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                  5. EXPENSES
                ----------------------------------------------------------------
                ----------------------------------------------------------------


We deduct insurance charges, to cover our mortality, expense and distribution risks, which equal 0.85% annually of the average daily value of your contract allocated to the variable portfolios. There are no insurance charges deducted from amounts allocated to the fixed account options.



We apply an up-front sales charge against the gross purchase payments you make to your contract. The sales charge equals a percentage of each gross purchase payment and varies with your investment amount.



Your investment amount is determined on the day we receive a gross purchase payment and is the greater of:



     (1) The sum of (a) the gross purchase payment amount, (b) the current contract value of this contract, and (c) the current contract values of any eligible related contracts; or



     (2) The amount, if any, you agree to contribute to this contract and your eligible related contracts over a designated 13-month period.




------------------------------------------------------------
                                     SALES CHARGE AS A
                                PERCENTAGE OF GROSS PURCHASE
       INVESTMENT AMOUNT              PAYMENT INVESTED
------------------------------------------------------------
  Less than $ 50,000                       5.75%
  $ 50,000 - $ 99,999                      4.75%
  $100,000 - $249,999                      3.50%
  $250,000 - $499,999                      2.50%
  $500,000 - $999,999                      2.00%
  $1,000,000 or more                       0.50%*
------------------------------------------------------------



* Additionally, a withdrawal charge of 0.50% applies to gross purchase payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.



As with other professionally managed investments, there are investment charges imposed on contracts with money allocated to the variable portfolios. We estimate these fees to range from 0.60% to 1.90%.


Each year, you are allowed to make 15 transfers without charge. After your first 15 transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) applies to each subsequent transfer.

In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.


The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 0.85% insurance charges and the estimated investment fees for each variable portfolio.


The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. We assume an up-front sales charge of 5.75% and a premium tax of 0% in both examples.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          EXAMPLES:
                                         TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                          INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
    ANCHOR SERIES TRUST PORTFOLIO          CHARGES              CHARGES           CHARGES         1 YEAR*         10 YEARS*
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                         0.85%                0.68%             1.53%           $ 73             $230
Growth                                       0.85%                0.75%             1.60%           $ 73             $237
Government and Quality Bond                  0.85%                0.67%             1.52%           $ 73             $229
------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets**                           0.85%                1.90%             2.75%           $ 85             $342
International Diversified Equities           0.85%                1.26%             2.11%           $ 78             $283
Global Equities                              0.85%                0.86%             1.71%           $ 74             $244
International Growth and Income**            0.85%                1.46%             2.31%           $ 80             $304
Aggressive Growth**                          0.85%                0.82%             1.67%           $ 74             $240
MFS Mid-Cap Growth                           0.85%                1.15%             2.00%           $ 77             $273
Real Estate**                                0.85%                1.01%             1.86%           $ 76             $259
Putnam Growth                                0.85%                0.86%             1.71%           $ 74             $244
MFS Growth and Income                        0.85%                0.75%             1.60%           $ 73             $233
Alliance Growth                              0.85%                0.63%             1.48%           $ 72             $221
"Dogs" of Wall Street**                      0.85%                0.85%             1.70%           $ 74             $243
Venture Value                                0.85%                0.77%             1.62%           $ 74             $235
Federated Value**                            0.85%                0.86%             1.71%           $ 74             $244
Growth-Income                                0.85%                0.60%             1.45%           $ 72             $218
Utility**                                    0.85%                0.93%             1.78%           $ 75             $248
Asset Allocation                             0.85%                0.66%             1.51%           $ 72             $224
MFS Total Return                             0.85%                0.81%             1.66%           $ 74             $239
SunAmerica Balanced**                        0.85%                0.74%             1.59%           $ 73             $232
Worldwide High Income                        0.85%                1.11%             1.96%           $ 77             $269
High-Yield Bond                              0.85%                0.72%             1.57%           $ 73             $230
Corporate Bond                               0.85%                0.80%             1.65%           $ 74             $238
Global Bond                                  0.85%                0.97%             1.82%           $ 75             $255
Cash Management                              0.85%                0.62%             1.47%           $ 72             $220
------------------------------------------------------------------------------------------------------------------------------


  * Includes sales charge applicable to a $1,000 purchase payment, or 5.75%.

 ** For these portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see Fee Tables and Examples in the prospectus.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                    6. TAXES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a non-qualified contract are deferred until they are withdrawn. In a qualified contract, all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% IRS penalty tax for distributions or withdrawals before age 59 1/2.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                            7. ACCESS TO YOUR MONEY
                ----------------------------------------------------------------
                ----------------------------------------------------------------

Withdrawals may be made from your contract in the amount of $1,000 or more. You may request a withdrawal in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $100.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                 8. PERFORMANCE
                ----------------------------------------------------------------
                ----------------------------------------------------------------

The value of your contract will fluctuate depending upon the investment performance of the variable portfolio(s) you choose.


When you invest in the Polaris(II) A-Class Variable Annuity, your money is actually invested in the underlying portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust. These trusts are older than the annuity itself and have served as underlying investments for other variable annuity contracts. Some of the advertised historical performance for this annuity will be derived from the performance of the corresponding portfolios of the trusts, modified to reflect the charges and expenses associated with this contract, as if this contract had been in existence during the time period advertised. Of course, past performance does not guarantee future results.


As of the date of this prospectus, the sale of this contract has not yet begun. Therefore, no performance information is presented here.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                9. DEATH BENEFIT
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you should die during the accumulation phase, your beneficiary will receive a death benefit. You must select from the two death benefit options described below at the time you purchase your contract. Once selected, your death benefit may not be changed. You should discuss with your financial representative the options available to you and which option is best for you.

     OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION:

The death benefit is the greater of:

(1) the value of your contract at the time we receive satisfactory proof of death; or

(2) total gross purchase payments less withdrawals (and any fees or charges applicable to such withdrawals); or

(3) total purchase payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate until the date of death (3% growth rate if 70 or older at the time of contract issue) plus any purchase payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals); or

(4) the value of your contract on the seventh contract anniversary, plus any purchase payments since the seventh anniversary and less any withdrawals (and any fees or charges applicable to such withdrawals), all compounded at a 4% annual growth rate until the date of death (3% if 70 or older at the time of contract issue) plus any purchase payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals).

     OPTION 2 - MAXIMUM ANNIVERSARY OPTION:

The death benefit is the greater of:

(1) the value of your contract at the time we receive satisfactory proof of death; or

(2) total gross purchase payments less withdrawals (and any fees or charges applicable to such withdrawals); or

(3) the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the value of your contract on a contract anniversary plus any purchase payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

If you are age 90 or older at the time of death and selected the option 2 death benefit, the death benefit will be equal to the value of your contract at the time we receive satisfactory proof of death.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                             10. OTHER INFORMATION
                ----------------------------------------------------------------
                ----------------------------------------------------------------

FREE LOOK: You may cancel your contract within ten days (or longer if required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the sum of the value of your contract (unless otherwise required by state law) and the sales charge. Its value may be more or less than the money you initially invested.

ASSET ALLOCATION REBALANCING PROGRAM: If elected by you, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix in the variable portfolios and the 1-year fixed account option by readjusting your money on a calendar quarter, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If elected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the accumulation phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2.

PRINCIPAL ADVANTAGE PROGRAM: If elected by you, this program allows you to obtain growth potential without any market risk to your principal. We will guarantee that the portion of your money allocated to the 1, 3, 5, 7 or 10-year fixed account option will grow to equal your principal investment when it is allocated in accordance with the program.

DOLLAR COST AVERAGING: If elected by you, this program allows you to invest gradually in the variable portfolios from any of the variable portfolios, the 1-year fixed account option, the 6-month DCA fixed account option or the 1-year DCA fixed account option.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $20 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                 11. INQUIRIES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

      Anchor National Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

If money accompanies your correspondence, you should direct it to:

      Anchor National Life Insurance Company
      P.O. Box 100330
      Pasadena, California 91189-0001

                           [POLARIS(II) A-CLASS LOGO]

                                   PROSPECTUS


                                OCTOBER 18, 1999



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for              issued by
future reference. It contains                 ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the               in connection with
Polaris(II) A-Class Variable Annuity.         VARIABLE ANNUITY ACCOUNT SEVEN
                                              The annuity has 33 investment choices -- 7 fixed account
To learn more about the annuity               options and 26 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and DCA accounts for 6-month and 1-year periods.
Additional Information ("SAI") dated          The 26 Variable Portfolios are part of the Anchor Series
October 18, 1999. The SAI is on file          Trust and the SunAmerica Series Trust.
with the Securities and Exchange
Commission ("SEC") and is                     ANCHOR SERIES TRUST:
incorporated by reference into this           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
prospectus. The Table of Contents of          - Capital Appreciation Portfolio
the SAI appears on page 21 of this            - Growth Portfolio
prospectus. For a free copy of the            - Government and Quality Bond Portfolio
SAI, call us at (800) 445-SUN2 or
write to us at our Annuity Service            SUNAMERICA SERIES TRUST:
Center, P.O. Box 54299, Los Angeles,          MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                        - Global Equities Portfolio
                                              - Alliance Growth Portfolio
In addition, the SEC maintains a              - Growth-Income Portfolio
website (http://www.sec.gov) that             MANAGED BY DAVIS SELECTED ADVISERS, L.P.
contains the SAI, materials                   - Venture Value Portfolio
incorporated by reference and other           - Real Estate Portfolio
information filed electronically with         MANAGED BY FEDERATED INVESTORS
the SEC by Anchor National.                   - Federated Value Portfolio
                                              - Utility Portfolio
Annuities involve risks, including            - Corporate Bond Portfolio
possible loss of principal. Annuities         MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
are not a deposit or obligation of,           GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
or guaranteed or endorsed by, any             - Asset Allocation Portfolio
bank. They are not Federally insured          - Global Bond Portfolio
by the Federal Deposit Insurance              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
Corporation, the Federal Reserve              - MFS Mid-Cap Growth Portfolio
Board or any other agency.                    - MFS Growth and Income Portfolio
                                              - MFS Total Return Portfolio
                                              MANAGED BY MORGAN STANLEY ASSET MANAGEMENT
                                              - International Diversified Equities Portfolio
                                              - Worldwide High Income Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

Anchor National's Annual Report on Form 10-K for the year ended September 30, 1998, and its quarterly report on Form 10-Q for the quarters ended December 31, 1998, March 31, 1999 and June 30, 1999 are incorporated herein by reference. In addition, Anchor National filed three reports on Form 8-K on January 14 and 15 and March 12, 1999. These reports are also incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:
       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
   INDEMNIFICATION............................................     2
 GLOSSARY.....................................................     3
 FEE TABLES...................................................     4
       Sales Charge...........................................     4
       Transfer Fee...........................................     4
       Contract Maintenance Fee...............................     4
       Annual Separate Account Expenses.......................     4
       Portfolio Expenses.....................................     4
 EXAMPLES.....................................................     5
 THE POLARIS(II) A-CLASS VARIABLE ANNUITY.....................     6
 PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY............     6
       Allocation of Purchase Payments........................     6
       Accumulation Units.....................................     7
       Free Look..............................................     7
 INVESTMENT OPTIONS...........................................     7
       Variable Portfolios....................................     7
       Anchor Series Trust....................................     7
       SunAmerica Series Trust................................     8
       Fixed Account Options..................................     8
       Market Value Adjustment ("MVA")........................     8
       Transfers During the Accumulation Phase................     9
       Dollar Cost Averaging..................................    10
       Asset Allocation Rebalancing Program...................    10
       Principal Advantage Program............................    11
       Voting Rights..........................................    11
       Substitution...........................................    11
 ACCESS TO YOUR MONEY.........................................    11
       Systematic Withdrawal Program..........................    11
       Minimum Contract Value.................................    11
 DEATH BENEFIT................................................    12
 EXPENSES.....................................................    12
       Insurance Charges......................................    13
       Sales Charge...........................................    13
       Reducing Your Sales Charges............................    13
       Letter of Intent.......................................    13
       Rights of Accumulation.................................    14
       Purchase Payments Subject to a Withdrawal Charge.......    14
       Investment Charges.....................................    15
       Transfer Fee...........................................    15
       Premium Tax............................................    15
       Income Taxes...........................................    15
       Reduction or Elimination of Certain Charges and
        Expenses, and Additional Amounts Credited.............    15
 INCOME OPTIONS...............................................    15
       Annuity Date...........................................    15
       Income Options.........................................    15
       Fixed or Variable Income Payments......................    16
       Income Payments........................................    16
       Transfers During the Income Phase......................    16
       Deferment of Payments..................................    16
       The Income Protector Feature...........................    16
 TAXES........................................................    18
       Annuity Contracts in General...........................    18
       Tax Treatment of Distributions -
        Non-Qualified Contracts...............................    18
       Tax Treatment of Distributions -
        Qualified Contracts...................................    18
       Minimum Distributions..................................    18
       Diversification........................................    18
 PERFORMANCE..................................................    19
 OTHER INFORMATION............................................    19
       Anchor National........................................    19
       The Separate Account...................................    19
       The General Account....................................    19
       Distribution of the Contract...........................    19
       Administration.........................................    20
       Year 2000..............................................    20
       Legal Proceedings......................................    20
       Ownership..............................................    20
       Custodian..............................................    21
       Independent Accountants................................    21
       Registration Statement.................................    21
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  21
 APPENDIX A -- MARKET VALUE ADJUSTMENT........................   A-1
 APPENDIX B -- PREMIUM TAXES..................................   B-1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 GROSS PURCHASE PAYMENTS - The money you give us to buy the
 contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase
 Payments.
 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust and the SunAmerica
 Series Trust collectively.
 VARIABLE PORTFOLIO(S)  -  The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the
 Anchor Series Trust or the SunAmerica Series Trust.


ALL FINANCIAL REPRESENTATIVES THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS
                     ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            OWNER TRANSACTION EXPENSES
  SALES CHARGE


                                            SALES CHARGE AS A
     INVESTMENT AMOUNT (AS DEFINED         PERCENTAGE OF GROSS
  IN SALES CHARGE SECTION ON PAGE 14)   PURCHASE PAYMENT INVESTED*
  --------------------------------      --------------------------
  Less than $50,000....................           5.75%
  $50,000 but less than $100,000.......           4.75%
  $100,000 but less than $250,000......           3.50%
  $250,000 but less than $500,000......           2.50%
  $500,000 but less than $1,000,000....           2.00%
  $1,000,000 or more...................          0.50%**



 * Your gross purchase payment may qualify for a reduced sales charge. SEE EXPENSES SECTION ON PAGE 12.


** A withdrawal charge of 0.50% applies to gross purchase payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.





  TRANSFER FEE..................... No charge for first 15 transfers each year; thereafter, fee is $25 ($10
                                    in Pennsylvania and Texas) per
                                    transfer


  CONTRACT MAINTENANCE FEE . . . . . . . . . . . . . . . . . . .            None

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

  Mortality and Expense Risk Charge.......................  0.70%
  Distribution Expense Charge.............................  0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES.....................  0.85%
                                                            =====

                               PORTFOLIO EXPENSES
                              ANCHOR SERIES TRUST

    (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S FISCAL YEAR ENDED
                               DECEMBER 31, 1998)


                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                              .64%            .04%             .68%
-----------------------------------------------------------------------------------------------------------
Growth                                                            .70%            .05%             .75%
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       .61%            .06%             .67%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 1999)


                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Emerging Markets*                                                1.25%            .65%            1.90%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%            .26%            1.26%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                   .73%            .13%             .86%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  1.00%            .46%            1.46%
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 .72%            .10%             .82%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth**                                              .75%            .40%            1.15%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                       .80%            .21%            1.01%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                     .78%            .08%             .86%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                             .67%            .08%             .75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                   .57%            .06%             .63%
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street***                                          .60%            .25%             .85%
-----------------------------------------------------------------------------------------------------------
Venture Value                                                     .72%            .05%             .77%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                   .75%            .11%             .86%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                     .55%            .05%             .60%
-----------------------------------------------------------------------------------------------------------
Utility                                                           .75%            .18%             .93%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                  .58%            .08%             .66%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                  .67%            .14%             .81%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               .66%            .08%             .74%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                            1.00%            .11%            1.11%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   .62%            .10%             .72%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                    .63%            .17%             .80%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                       .69%            .28%             .97%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                   .52%            .10%             .62%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



   * Absent fee waivers or reimbursement of expenses by the adviser, the Total Annual Expenses during the last fiscal year for the Emerging Markets Portfolio would have been 2.29%.


  ** Annualized


 *** Absent recoupment of expenses by the adviser, the Total Annual Expenses during the last fiscal year for the "Dogs" of Wall Street Portfolio would have been 0.74%.



     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets and a sales charge of 5.75%. We do not deduct any additional fees or charges when you surrender your contract.*


                         PORTFOLIO                            1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Capital Appreciation                                          $73        $104       $137        $230
-------------------------------------------------------------------------------------------------------
Growth                                                        $73        $106       $140        $237
-------------------------------------------------------------------------------------------------------
Government and Quality Bond                                   $73        $103       $136        $229
-------------------------------------------------------------------------------------------------------
Emerging Markets                                              $85        $139       $176        $342
-------------------------------------------------------------------------------------------------------
International Diversified Equities                            $78        $120       $165        $283
-------------------------------------------------------------------------------------------------------
Global Equities                                               $74        $109       $146        $244
-------------------------------------------------------------------------------------------------------
International Growth and Income                               $80        $126       $175        $304
-------------------------------------------------------------------------------------------------------
Aggressive Growth                                             $74        $108       $144        $240
-------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                            $77        $117       $160        $273
-------------------------------------------------------------------------------------------------------
Real Estate                                                   $76        $113       $153        $259
-------------------------------------------------------------------------------------------------------
Putnam Growth                                                 $74        $109       $146        $244
-------------------------------------------------------------------------------------------------------
MFS Growth and Income                                         $73        $106       $140        $233
-------------------------------------------------------------------------------------------------------
Alliance Growth                                               $72        $102       $134        $221
-------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                         $74        $109       $145        $243
-------------------------------------------------------------------------------------------------------
Venture Value                                                 $74        $106       $141        $235
-------------------------------------------------------------------------------------------------------
Federated Value                                               $74        $109       $146        $244
-------------------------------------------------------------------------------------------------------
Growth-Income                                                 $72        $101       $133        $218
-------------------------------------------------------------------------------------------------------
Utility                                                       $75        $111       $148        $248
-------------------------------------------------------------------------------------------------------
Asset Allocation                                              $72        $103       $136        $224
-------------------------------------------------------------------------------------------------------
MFS Total Return                                              $74        $107       $143        $239
-------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                           $73        $105       $140        $232
-------------------------------------------------------------------------------------------------------
Worldwide High Income                                         $77        $116       $158        $269
-------------------------------------------------------------------------------------------------------
High-Yield Bond                                               $73        $105       $139        $230
-------------------------------------------------------------------------------------------------------
Corporate Bond                                                $74        $107       $143        $238
-------------------------------------------------------------------------------------------------------
Global Bond                                                   $75        $112       $151        $255
-------------------------------------------------------------------------------------------------------
Cash Management                                               $72        $102       $134        $220
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


* We do not currently charge a withdrawal charge upon annuitization, unless the contract is annuitized using the Income Protector feature. We assess any applicable withdrawal charge upon annuitization under the Income Protector feature assuming a full surrender of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.


2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets:
    SunAmerica Balanced (1.00%); "Dogs" of Wall Street (.85%); Aggressive Growth (.90%); Federated Value (1.03%); Utility (1.05%); Emerging Markets (1.90%); International Growth and Income (1.60%); and Real Estate (1.25%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.


3. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    AS OF THE DATE OF THIS PROSPECTUS SALES OF THIS CONTRACT HAD NOT BEGUN. THEREFORE, NO CONDENSED FINANCIAL INFORMATION APPEARS IN THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS(II) A-CLASS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss your purchase decision with your financial representative.


This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in portfolios which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 26 Variable Portfolios.


The contract also offers seven fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 7.



This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.


Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Polaris(II) A-Class Variable Annuity. When you purchase a Polaris(II) A-Class Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS(II) A-CLASS
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 18.

-----------------------------------------------------------
                       Minimum Initial   Minimum Subsequent
                        Gross Purchase     Gross Purchase
                           Payment            Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


Prior Company approval is required to accept Gross Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Gross Purchase Payment including one which would cause the contract value or total Gross Purchase Payments to exceed $1,500,000 at the time of the Gross Purchase Payment. Additionally, the optional automatic payment plan allows you to make subsequent Gross Purchase Payments of as little as $20.


We may refuse any Gross Purchase Payment. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition we may not issue a contract to anyone over age 90.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.


In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     - Send your money back to you; or


     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account funding the Polaris(II) A-Class annuity. We base the number of Accumulation Units you receive on the value of the Variable Portfolio as of the day we receive your money, if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;


     2. We subtract from that amount all applicable insurance charges; and


     3. We divide this amount by the number of outstanding Accumulation Units at the end of the given NYSE business day.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Global Bond Portfolio. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Global Bond Portfolio.


Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.


FREE LOOK


You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request, plus the sales charge we deducted. The amount refunded may be more or less than the amount you originally invested.


Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payment; or
(2) the value of your contract plus the sales charge we deducted. At the end of the free look period, we allocate your money according to your instructions.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS


The contract currently offers 26 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.



SunAmerica Asset Management Corp., an indirect wholly-owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.


The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract. The 3 available investment portfolios are:

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

     - Capital Appreciation Portfolio
     - Growth Portfolio
     - Government and Quality Bond Portfolio

     SUNAMERICA SERIES TRUST


Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract. The 23 available investment portfolios and the subadvisers are:

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

    - Global Equities Portfolio
    - Alliance Growth Portfolio
    - Growth Income Portfolio

  MANAGED BY DAVIS SELECTED ADVISERS, L.P.

    - Venture Value Portfolio
    - Real Estate Portfolio

  MANAGED BY FEDERATED INVESTORS

    - Federated Value Portfolio
    - Utility Portfolio
    - Corporate Bond Portfolio

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/GOLDMAN
  SACHS ASSET MANAGEMENT INTERNATIONAL

    - Asset Allocation Portfolio
    - Global Bond Portfolio

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

    - MFS Mid-Cap Growth Portfolio
    - MFS Growth and Income Portfolio
    - MFS Total Return Portfolio

  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT

    - International Diversified Equities Portfolio
    - Worldwide High Income Portfolio

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT

    - Putnam Growth Portfolio
    - International Growth and Income Portfolio
    - Emerging Markets Portfolio

  MANAGED BY SUNAMERICA ASSET MANAGEMENT, INC.

    - Aggressive Growth Portfolio
    - "Dogs" of Wall Street Portfolio
    - SunAmerica Balanced Portfolio
    - High-Yield Bond Portfolio
    - Cash Management Portfolio

You should read the attached prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

FIXED ACCOUNT OPTIONS


The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call guarantee periods. Additionally, we guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 10 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.


Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).

There are three scenarios in which you may put money into the MVA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period.


When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.



The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. See DOLLAR COST AVERAGING ON PAGE 10 for more information.


MARKET VALUE ADJUSTMENT ("MVA")

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION.

If you take money out of the 3, 5, 7 or 10-year fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

Anchor National does not assess a MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;

     - If made to pay contract charges;


     - Upon payment of a death benefit; or


     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX A shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.


We accept transfer requests by telephone unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 15.


We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING

The DCA program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.


We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. When you allocate a Purchase Payment into a DCA fixed account, your money is transferred into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.


If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

     - the total amount of money allocated to the account; and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA fixed account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00          75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth

     Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option after we deduct sales charges. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If underlying Trust portfolios become unavailable for investment, we may be required to substitute shares of another underlying portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 15.



We deduct a MVA if a partial withdrawal comes from the 3, 5, 7 or 10-year fixed account prior to the end of the guarantee period. Additionally, a withdrawal charge may apply in limited circumstances. If you withdraw your entire contract value, we also deduct premium taxes if applicable. SEE EXPENSES ON PAGE 12.



Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 18.


Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in your contract is at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and a MVA may apply. SEE EXPENSES ON PAGE 12. We reserve the right to modify, suspend or terminate this program at any time.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefits described below. Once selected, you can not change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Gross Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals); or

     3. total Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate until the date of death (3% growth rate if 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals); or

     4. the value of your contract on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals).

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Gross Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

If you are age 90 or older at the time of death and selected the option 2 death benefit, the death benefit will be equal to the value of your contract at the time we receive satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     - you are over age 80 at the time of contract issue, or

     - you are 90 or older at the time of your death.


We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 15.


You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.


The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income option payments must begin within one year of your death.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.
----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------


There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the sales, insurance or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES


The amount of this charge is 0.85% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. There is no insurance charge deducted from amounts allocated to the fixed account options.


The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

SALES CHARGE


We apply an up-front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.



Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:



     1. The sum of (a) the Gross Purchase Payment amount, (b) the current contract value of this contract, and (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section on page 14; or


     2. The amount, if any, you agree to contribute to this contract and your eligible related contracts over a 13-month period as designated by you in a Letter of Intent (described below).



Eligible related contracts currently include any Anchor National American Pathway, ICAP, Polaris, Polaris(II), Polaris(II) A-Class, Seasons and Seasons Select contracts owned by you, your spouse and/or your children under age 21.




------------------------------------------------------------
                                     SALES CHARGE AS A
                                PERCENTAGE OF GROSS PURCHASE
       INVESTMENT AMOUNT              PAYMENT INVESTED
------------------------------------------------------------
  Less than $ 50,000                       5.75%
  $ 50,000 - $ 99,999                      4.75%
  $100,000 - $249,999                      3.50%
  $250,000 - $499,999                      2.50%
  $500,000 - $999,999                      2.00%
  $1,000,000 or more                       0.50%*
------------------------------------------------------------



* Additionally, a withdrawal charge of 0.50% applies to gross purchase payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal. SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE ON PAGE 14.



We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.


REDUCING YOUR SALES CHARGES



Our Letter of Intent and Rights of Accumulation features allow you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.



  LETTER OF INTENT



The Letter of Intent feature lets you establish an investment goal up-front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.



Gross Purchase Payments made to your Polaris(II) A-Class contract and purchase payments made to any eligible related contract count towards your investment goal. Additionally, Gross Purchase Payments made to your Polaris(II) A-Class contract and purchase payments made to any eligible related contract within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your Polaris(II) A-Class contract) may count towards meeting your investment goal. If you use prior purchase payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior purchase payment. If you wish to use prior purchase payments towards meeting your investment goal, you or your financial representative must inform us of such prior purchase payments at the time you submit your Letter of Intent.



     EXAMPLE:



     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for each Gross Purchase Payment would have been 5.75%.



You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris(II) A-Class contract and purchase payments made to any eligible related contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal or Rights of Accumulation privileges. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.



You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.



The Letter of Intent feature may not be available in all states. Please contact your financial representative regarding the availability of this feature in your state.


We reserve the right to modify, suspend or terminate this program at any time.

  RIGHTS OF ACCUMULATION


You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.



In order to use Rights of Accumulation to reduce your sales charge using contracts other than your Polaris(II) A-Class contract, you or your financial representative must inform us of the related contracts each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current contract values of your eligible related contracts.



For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.


     EXAMPLE:


     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.



Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding possible state limitations.


We reserve the right to modify, suspend or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE


Each Gross Purchase Payment qualifying for a sales charge of 0.50% (that is, your investment amount is $1,000,000 or more) remains subject to a withdrawal charge of 0.50%. The withdrawal charge applies to such Gross Purchase Payment or any portion of it withdrawn if invested less than 12 months prior to such withdrawal.


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.


Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract, we deduct any applicable sales charge from the amount withdrawn.



We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector program. If you elect to receive income payments using the Income Protector program, we assess any applicable withdrawal charge when calculating your Income Benefit Base. SEE INCOME OPTIONS ON PAGE 15.



Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 18.


INVESTMENT CHARGES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES ON PAGE 4 illustrate these charges and expenses.

For more detailed information on these investment charges, refer to the prospectuses for the Trusts, enclosed or attached.

TRANSFER FEE


We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 7.


PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX B provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 18.


INCOME OPTIONS

Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3, for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period, ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. Any applicable withdrawal charges will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;
     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract, if available in your state. There is no additional charge associated with this feature.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the income protector feature to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount. You are not required to use the Income Protector feature to receive income payments.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.

You may wish to consult your tax advisor for information concerning your particular circumstances.

     HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE

This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

-------------------------------------------------------------------------------------------------
                             Minimum annual income if you elect to receive income payments
     If at issue                             on contract anniversary . . .
    you are . . .              7                 10                 15                 20
-------------------------------------------------------------------------------------------------
   Male age 60*              6,108              6,672              7,716              8,832
-------------------------------------------------------------------------------------------------
   Female age 60*            5,388              5,880              6,900              8,112
-------------------------------------------------------------------------------------------------
   Joint**                   4,716              5,028              5,544              5,928
   Male-60
   Female-60
-------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

----------------------------------------------------------------
----------------------------------------------------------------
                                     TAXES
----------------------------------------------------------------
----------------------------------------------------------------

Note: We prepared the following information on taxes as a general discussion of the subject. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change, therefore we cannot guarantee that the information contained herein is complete and/or accurate.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -
NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA, (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2;
(2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. We currently waive withdrawal charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the required minimum distribution amount for a particular contract.

Failure to satisfy the minimum distribution requirement may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

----------------------------------------------------------------
----------------------------------------------------------------
                                  PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Resources Trust Company, and the SunAmerica Financial Network, Inc. broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Seven ("separate account"), under Arizona law on August 28, 1998. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.00% of your Gross Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. The sales charges on your contract cover the cost of commissions we pay to the representative.



From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell, or are expected to sell, the contract or other contracts offered by us. Promotional incentives may change at any time.


SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

YEAR 2000


We initiated our strategy to deal with the year 2000 challenge in 1997. At that time, many of the computer systems and applications upon which we relied in our daily operations were not year 2000 compliant. This means that because they historically used only two digits to identify the year in a date, they were unable to distinguish dates in the "2000s" from dates in the "1900s." We have incurred approximately $9.0 million of programming costs to make necessary repairs of certain non-compliant systems. Additionally, our parent company has made capital expenditures of approximately $6.0 million to replace certain other non-compliant systems, which will be amortized and allocated to Anchor National over future periods. We do not expect to incur significant additional costs because the repair or replacement of substantially all systems, including our critical mainframe systems, was completed as of July 31, 1999. Further, testing of both the repaired and replaced systems was substantially completed as of July 31, 1999. Nevertheless, we will continue to test all of our computer systems and applications throughout 1999 to ensure continued compliance.



In addition, we distributed a year 2000 questionnaire to the third parties with which we interact significantly. These include suppliers, distributors, facilitators, fund managers, lessors and financial institutions. The questionnaire is designed to enable us to evaluate these third parties' year 2000 compliance plans and state of readiness and to determine the extent to which our systems and applications may be affected by the failure of others to remedy their own year 2000 issues. To date, however, we have received only preliminary feedback from these parties and have not independently confirmed any information received from them. Therefore, we cannot assure that these parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.



Although our efforts to remedy the year 2000 issues are expected to be complete prior to any potential disruption to our business, we are developing several contingency plans to implement in the event that the transition to the year 2000 becomes difficult.



The above discussion contains forward-looking statements. These statements are based on our current estimates, assumptions and opinions, and are subject to various uncertainties that could cause the results to differ materially from our expectations. These uncertainties include, among others, costs to be incurred, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of significant third parties.



LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

OWNERSHIP

The Polaris(II) A-Class Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS

The financial statements of Anchor National as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 incorporated by reference in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------


Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................      8
Annuity Unit Values...........................      9
Taxes.........................................     12
Distribution of Contracts.....................     16
Financial Statements..........................     16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:
                                          (N/12)
                           [(1+I)/(1+J+L)]       - 1

                  The MVA formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years (rounded up to an integer) remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

        L=0.005, except in PA where L=0 and FL where L=0.0025.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 (net of the sales charge) and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

We assume no withdrawal charge applies. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.
                                   (N/12)
The MVA factor is = [(1+I)/(1+J+L)]       - 1 where L=0.005
                                         (18/12)
                  = [(1.05)/(1.04+0.005)]        - 1
                              (1.5)
                  = (1.004785)      - 1

                  = 1.007186 - 1

                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.
                                   (N/12)
The MVA factor is = [(1+I)/(1+J+L)]       - 1 where L=0.005
                                         (18/12)
                  = [(1.05)/(1.06+0.005)]        - 1
                              (1.5)
                  = (0.985915)      - 1

                  = 0.978948 - 1

                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX B - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
========================================================================================
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Kentucky                                                            2%             2%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%          3.50%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris(II) A-Class Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN




This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated October 18, 1999, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299



                                October 18, 1999

                                TABLE OF CONTENTS



                                                                              PAGE
                                                                              ----
Separate Account .......................................................       3

General Account ........................................................       3

Performance Data .......................................................       4

Income Payments ........................................................       8

Annuity Unit Values ....................................................       9

Taxes ..................................................................      12

Distribution of Contracts ..............................................      16

Financial Statements ...................................................      16

                                SEPARATE ACCOUNT



         Variable Annuity Account Seven was originally established by Anchor National Life Insurance Company (the "Company") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.



         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.



         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.



         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.


         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                                 GENERAL ACCOUNT



         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 1-year non-MVA fixed account or the 3, 5, 7 or 10 year MVA fixed account options and the DCA (non-MVA) fixed accounts for 6-month and 1-year periods available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                                PERFORMANCE DATA



         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.



         In addition, the Separate Account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. We may from time to time show, in addition to these standardized returns, returns (calculated with the same methodology) with variations on the possible fees and charges.



         ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from those shown in the charts below. The charts show the performance of the Accumulation Units calculated for a specified period of time assuming an initial

Purchase Payment of $1,000 allocated to each Variable The total return figures reflect the effect of both non-recurring and recurring charges. The highest up-front sales charge (5.75%) is reflected. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Seven also funds another contract (Polaris
Plus) which has been in existence longer than the PolarisII A-Class Variable Annuity. The majority of Variable Portfolios in the PolarisII A-Class are also available in that other contract and have been since March 19, 1999. The since inception numbers for the Variable Portfolios are based on Separate Account historical data (which is adjusted for the fees and charges applicable to the PolarisII A-Class) and represent adjusted actual performance of the Separate Account. The performance figures also reflect the actual fees and expenses paid by each Variable Portfolio.



         For periods starting prior to the date the Separate Account funded contracts that were first offered to the public, the total return data will be derived from the performance of the corresponding underlying portfolios of Anchor Series Trust and SunAmerica Series Trust, modified to reflect the charges and expenses as if the Separate Account Variable Portfolios had been in existence since the inception date of each respective Anchor Series Trust and SunAmerica Series Trust underlying fund. Thus, such performance figures should not be construed to be actual performance of the Separate Account Variable Portfolio. Rather, they are intended to indicate the hypothetical historical performance of the corresponding underlying funds of Anchor Series Trust and SunAmerica Series Trust, adjusted to provide comparability to the performance of the Variable Portfolios after the date the Separate Account funded the contracts that were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). Anchor Series Trust and SunAmerica Series Trust have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.



         Performance data is computed in the manners described below.


CASH MANAGEMENT PORTFOLIO


         The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending April 29, 1999, were 3.14% and 3.19%, respectively.


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]


         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.


         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER VARIABLE PORTFOLIOS


         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."


         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

      HYPOTHETICAL HISTORICAL PERFORMANCE FOR PERIOD ENDING APRIL 30, 1999



                           AVERAGE ANNUAL TOTAL RETURN



                SINCE INCEPTION OF VARIABLE ANNUITY ACCOUNT SEVEN



------------------------------------------------- -------------- ----------------- ---------------- -----------------
                                                    INCEPTION                                          10 YEARS OR
               VARIABLE PORTFOLIO                     DATE            1 YEAR           5 YEARS       SINCE INCEPTION
               ------------------                     ----            ------           -------       ---------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Capital Appreciation                           3/19/99              N/A               N/A             -6.23%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Growth                                         3/19/99              N/A               N/A             -8.66%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Government & Quality Bond                      3/19/99              N/A               N/A            -11.37%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Emerging Markets                               3/23/99              N/A               N/A             3.44%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   International Diversified Equities             3/19/99              N/A               N/A             -8.86%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Global Equities                                3/19/99              N/A               N/A             -9.71%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   International Growth and Income                3/24/99              N/A               N/A             -2.84%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Aggressive Growth                              3/19/99              N/A               N/A             -7.13%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Mid-Cap Growth*                            N/A                  N/A               N/A              N/A
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Real Estate                                    3/31/99              N/A               N/A             -1.83%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Putnam Growth                                  3/19/99              N/A               N/A            -11.12%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Growth and Income*                         N/A                  N/A               N/A              N/A
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Alliance Growth                                3/19/99              N/A               N/A            -12.88%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   "Dogs" of Wall Street                          3/19/99              N/A               N/A             -3.32%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Venture Value                                  3/19/99              N/A               N/A             -6.10%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Federated Value                                3/19/99              N/A               N/A             -5.97%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Growth-Income                                  3/19/99              N/A               N/A             -8.25%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Utility                                        3/19/99              N/A               N/A             -7.86%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Asset Allocation                               3/23/99              N/A               N/A             -7.87%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Total Return*                              N/A                  N/A               N/A              N/A
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   SunAmerica Balanced                            3/19/99              N/A               N/A            -10.39%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Worldwide High Income                          3/31/99              N/A               N/A             -6.11%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   High-Yield Bond                                3/19/99              N/A               N/A             -8.54%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Corporate Bond                                 3/23/99              N/A               N/A            -11.01%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Global Bond                                    3/19/99              N/A               N/A            -10.62%
------------------------------------------------- -------------- ----------------- ---------------- -----------------



* As of April 30, 1999, this Variable Portfolio was not yet available as part of the Separate Account.

      HYPOTHETICAL HISTORICAL PERFORMANCE FOR PERIOD ENDING APRIL 30, 1999



                           AVERAGE ANNUAL TOTAL RETURN



        BASED ON UNDERLYING FUND INCEPTION (WITHIN THE UNDERLYING TRUST)



------------------------------------------------- -------------- ----------------- ---------------- -----------------
                                                    INCEPTION                                          10 YEARS OR
               VARIABLE PORTFOLIO                     DATE            1 YEAR           5 YEARS       SINCE INCEPTION
               ------------------                     ----            ------           -------       --------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Capital Appreciation                           3/23/87             8.14%            21.32%            17.77%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Growth                                         8/13/84             13.17%           20.96%            15.47%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Government & Quality Bond                      8/13/84             -.50%             5.93%            7.30%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Emerging Markets                               6/2/97             -16.87%             N/A            -15.17%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   International Diversified Equities             10/31/94            -.30%              N/A             7.60%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Global Equities                                2/9/93              2.55%            12.29%            12.62%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   International Growth and Income                6/2/97              -1.31%             N/A             11.34%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Aggressive Growth                              6/3/96              23.53%             N/A             16.31%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Mid-Cap Growth                             4/1/99               N/A               N/A             0.00%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Real Estate                                    6/2/97             -16.18%             N/A             -2.48%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Putnam Growth                                  2/9/93              13.60%           21.01%            16.17%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Growth and Income                          2/9/93              8.59%            17.07%            14.13%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Alliance Growth                                2/9/93              24.38%           30.55%            24.52%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   "Dogs" of Wall Street                          4/1/98              -1.33%             N/A             -3.32%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Venture Value                                  10/31/94            4.50%              N/A             23.49%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Federated Value                                6/3/96              5.25%              N/A             19.68%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Growth-Income                                  2/9/93              16.48%           23.84%            19.35%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Utility                                        6/3/96              2.70%              N/A             13.28%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Asset Allocation                               7/1/93              -6.27%           12.40%            11.32%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   MFS Total Return                               10/31/94            6.42%              N/A             14.62%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   SunAmerica Balanced                            6/3/96              10.85%             N/A             19.40%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Worldwide High Income                          10/31/94           -18.67%             N/A             8.29%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   High-Yield Bond                                2/9/93              -7.88%            6.52%            6.56%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Corporate Bond                                 7/1/93              -2.90%            5.54%            4.38%
------------------------------------------------- -------------- ----------------- ---------------- -----------------
   Global Bond                                    7/1/93              1.75%             7.31%            6.21%
------------------------------------------------- -------------- ----------------- ---------------- -----------------



                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

         The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income option selected.


         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.



SUBSEQUENT MONTHLY INCOME PAYMENTS

         For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly income payment.

         For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly income payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.


INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

         If contract holders elect to begin income payments using the Income Protector Feature, the income benefit base is determined as described in the prospectus. The initial income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the Income Option selected.

         The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly income payment.


                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.


         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.


NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.


         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.


         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732


         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:


                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.


VARIABLE INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

          First Variable Income Payment = $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.


              Second Variable Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16


         The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

         Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.


                                      TAXES

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.


         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.


         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.


         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS


         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.



TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.


QUALIFIED PLANS

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (a)      H.R. 10 PLANS

                  Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b)      TAX-SHELTERED ANNUITIES


                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.


         (c)      INDIVIDUAL RETIREMENT ANNUITIES

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d)      ROTH IRAS

                  Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

         (e)      CORPORATE PENSION AND PROFIT-SHARING PLANS

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

         Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (f)      DEFERRED COMPENSATION PLANS - SECTION 457


                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their Beneficiaries.



                            DISTRIBUTION OF CONTRACTS

         The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS


         The audited consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed account options and the DCA fixed accounts for 6-month and 1-year periods. As of the date of this Statement of Additional Information sale of these contracts had not yet begun. Therefore, financial statements for Variable Annuity Account Seven (Portion Relating to the PolarisII A-Class Variable Annuity) are not contained herein.



         PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The Company financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                       AT SEPTEMBER 30,
                                                              ----------------------------------
                                                                   1998               1997
                                                              ---------------    ---------------
ASSETS
Investments:
  Cash and short-term investments...........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)..................    1,954,754,000      1,986,194,000
  Mortgage loans............................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000)........................          169,000          1,275,000
  Real estate...............................................       24,000,000         24,000,000
  Other invested assets.....................................       30,636,000        143,722,000
                                                              ---------------    ---------------
          Total investments.................................    2,734,742,000      2,608,301,000
Variable annuity assets held in separate accounts...........   11,133,569,000      9,343,200,000
Accrued investment income...................................       26,408,000         21,759,000
Deferred acquisition costs..................................      539,850,000        536,155,000
Income taxes currently receivable...........................        5,869,000                 --
Other assets................................................       85,926,000         61,524,000
                                                              ---------------    ---------------
          TOTAL ASSETS......................................  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts......................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts..............      282,267,000        295,175,000
  Payable to brokers for purchases of securities............       27,053,000            263,000
  Income taxes currently payable............................               --         32,265,000
  Other liabilities.........................................      106,594,000        122,728,000
                                                              ---------------    ---------------
          Total reserves, payables and accrued
           liabilities......................................    2,605,186,000      2,549,234,000
                                                              ---------------    ---------------
Variable annuity liabilities related to separate accounts...   11,133,569,000      9,343,200,000
                                                              ---------------    ---------------
Subordinated notes payable to Parent........................       39,182,000         36,240,000
                                                              ---------------    ---------------
Deferred income taxes.......................................       95,758,000         67,047,000
                                                              ---------------    ---------------
Shareholder's equity:
  Common Stock..............................................        3,511,000          3,511,000
  Additional paid-in capital................................      308,674,000        308,674,000
  Retained earnings.........................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale.....................................        8,415,000         18,405,000
                                                              ---------------    ---------------
          Total shareholder's equity........................      652,669,000        575,218,000
                                                              ---------------    ---------------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                                         YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                  1998             1997             1996
                                                              -------------    -------------    -------------
Investment income...........................................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                                              -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts...................................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts...........................    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness.......................................     (1,498,000)      (2,549,000)      (2,568,000)
  Subordinated notes payable to Parent......................     (3,114,000)      (3,142,000)      (2,556,000)
                                                              -------------    -------------    -------------
          Total interest expense............................   (135,094,000)    (137,558,000)    (107,788,000)
                                                              -------------    -------------    -------------
NET INVESTMENT INCOME.......................................     86,872,000       73,201,000       56,843,000
                                                              -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES)..................................................     19,482,000      (17,394,000)     (13,355,000)
                                                              -------------    -------------    -------------
Fee income:
  Variable annuity fees.....................................    200,867,000      139,492,000      103,970,000
  Net retained commissions..................................     48,561,000       39,143,000       31,548,000
  Asset management fees.....................................     29,592,000       25,764,000       25,413,000
  Surrender charges.........................................      7,404,000        5,529,000        5,184,000
  Other fees................................................      3,938,000        3,218,000        3,390,000
                                                              -------------    -------------    -------------
          TOTAL FEE INCOME..................................    290,362,000      213,146,000      169,505,000
                                                              -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES..................................................    (96,102,000)     (98,802,000)     (81,552,000)
                                                              -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS.........................................    (72,713,000)     (66,879,000)     (57,520,000)
                                                              -------------    -------------    -------------
ANNUAL COMMISSIONS..........................................    (18,209,000)      (8,977,000)      (4,613,000)
                                                              -------------    -------------    -------------
PRETAX INCOME...............................................    209,692,000       94,295,000       69,308,000
Income tax expense..........................................    (71,051,000)     (31,169,000)     (24,252,000)
                                                              -------------    -------------    -------------
NET INCOME..................................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                                              =============    =============    =============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
     investments............................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.

VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.

SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.

Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)
SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

3.  INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $   84,377,000       $   88,239,000
  Mortgage-backed securities................................     569,613,000          584,007,000
  Securities of public utilities............................     108,431,000          106,065,000
  Corporate bonds and notes.................................     883,890,000          884,209,000
  Redeemable preferred stocks...............................       6,125,000            6,888,000
  Other debt securities.....................................     282,427,000          285,346,000
                                                              --------------       --------------
  Total.....................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   18,496,000       $   18,962,000
  Mortgage-backed securities................................     636,018,000          649,196,000
  Securities of public utilities............................      22,792,000           22,893,000
  Corporate bonds and notes.................................     984,573,000        1,012,559,000
  Redeemable preferred stocks...............................       6,125,000            6,681,000
  Other debt securities.....................................     274,481,000          275,903,000
                                                              --------------       --------------
  Total.....................................................  $1,942,485,000       $1,986,194,000
                                                              ==============       ==============

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
Due in one year or less.....................................  $   19,124,000       $   19,319,000
Due after one year through five years.......................     313,396,000          318,943,000
Due after five years through ten years......................     744,740,000          750,286,000
Due after ten years.........................................     287,990,000          282,199,000
Mortgage-backed securities..................................     569,613,000          584,007,000
                                                              --------------       --------------
Total.......................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============

Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                 GROSS          GROSS
                                                              UNREALIZED      UNREALIZED
                                                                 GAINS          LOSSES
                                                              -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $ 3,862,000    $         --
  Mortgage-backed securities................................   15,103,000        (709,000)
  Securities of public utilities............................    2,420,000      (4,786,000)
  Corporate bonds and notes.................................   31,795,000     (31,476,000)
  Redeemable preferred stocks...............................      763,000              --
  Other debt securities.....................................    5,235,000      (2,316,000)
                                                              -----------    ------------
  Total.....................................................  $59,178,000    $(39,287,000)
                                                              ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   498,000    $    (32,000)
  Mortgage-backed securities................................   14,998,000      (1,820,000)
  Securities of public utilities............................      141,000         (40,000)
  Corporate bonds and notes.................................   28,691,000        (705,000)
  Redeemable preferred stocks...............................      556,000              --
  Other debt securities.....................................    1,569,000        (147,000)
                                                              -----------    ------------
  Total.....................................................  $46,453,000    $ (2,744,000)
                                                              ===========    ============

Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.

Gross realized investment gains and losses on sales of investments are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
  Realized gains........................................  $ 28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses.......................................    (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains........................................       337,000       4,002,000         511,000
  Realized losses.......................................            --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains........................................     8,824,000       2,450,000       1,135,000
IMPAIRMENT WRITEDOWNS...................................   (13,138,000)    (20,403,000)    (15,950,000)
                                                          ------------    ------------    ------------
          Total net realized investment gains and
            losses......................................  $ 19,482,000    $(17,394,000)   $(13,355,000)
                                                          ============    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
The sources and related amounts of investment income are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
Short-term investments..................................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred stocks............   156,140,000     163,038,000     140,387,000
Mortgage loans..........................................    29,996,000      17,632,000       8,701,000
Common stocks...........................................        34,000          16,000           8,000
Real estate.............................................      (467,000)       (296,000)       (196,000)
Cost-method partnerships................................    24,311,000       6,725,000       4,073,000
Other invested assets...................................      (572,000)     11,864,000       1,011,000
                                                          ------------    ------------    ------------
          Total investment income.......................  $221,966,000    $210,759,000    $164,631,000
                                                          ============    ============    ============

Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.

At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.

At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                              CARRYING VALUE       FAIR VALUE
                                                              ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments...........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks..............    1,954,754,000      1,954,754,000
  Mortgage loans............................................      391,448,000        415,981,000
  Common stocks.............................................          169,000            169,000
  Cost-method partnerships..................................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts.........   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts..............      282,267,000        282,267,000
  Payable to brokers for purchases of securities............       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts...............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent......................       39,182,000         40,550,000
                                                              ===============    ===============
1997:
ASSETS:
  Cash and short-term investments...........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks..............    1,986,194,000      1,986,194,000
  Mortgage loans............................................      339,530,000        354,495,000
  Common stocks.............................................        1,275,000          1,275,000
  Cost-method partnerships..................................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts.........    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts..............      295,175,000        295,175,000
  Payable to brokers for purchases of securities............          263,000            263,000
  Variable annuity liabilities related to separate
     accounts...............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent......................       36,240,000         37,393,000
                                                              ===============    ===============

5.  SUBORDINATED NOTES PAYABLE TO PARENT

Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in
2001.

6.  REINSURANCE

On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.

As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.  CONTINGENT LIABILITIES

The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

8.  SHAREHOLDER'S EQUITY

The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.

Changes in shareholder's equity are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances....................................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received........................            --      28,411,000      27,387,000
                                                          ------------    ------------    ------------
  Ending balances.......................................  $308,674,000    $308,674,000    $280,263,000
                                                          ============    ============    ============
RETAINED EARNINGS:
  Beginning balances....................................  $244,628,000    $207,002,000    $191,346,000
  Net income............................................   138,641,000      63,126,000      45,056,000
  Dividend paid.........................................   (51,200,000)    (25,500,000)    (29,400,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $332,069,000    $244,628,000    $207,002,000
                                                          ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
  Beginning balances....................................  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
  Change in net unrealized gains (losses) on debt
     securities available for sale......................   (23,818,000)     57,463,000      (2,904,000)
  Change in net unrealized gains (losses) on equity
     securities available for sale......................      (950,000)        (55,000)      3,538,000
  Change in adjustment to deferred acquisition costs....     9,400,000     (20,600,000)       (400,000)
  Tax effects of net changes............................     5,378,000     (12,882,000)        (82,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                                          ============    ============    ============

Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.  SHAREHOLDER'S EQUITY -- (CONTINUED)
capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31, 1997 and $311,176,000 at December 31, 1996.

9.  INCOME TAXES

The components of the provisions for federal income taxes on pretax income consist of the following:

                                                           NET REALIZED
                                                            INVESTMENT
                                                          GAINS (LOSSES)     OPERATIONS        TOTAL
                                                          --------------    ------------    ------------
1998:
  Currently payable.....................................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred..............................................       (550,000)      34,637,000      34,087,000
                                                           ------------     ------------    ------------
          Total income tax expense......................   $  3,671,000     $ 67,380,000    $ 71,051,000
                                                           ============     ============    ============
1997:
  Currently payable.....................................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred..............................................     (2,258,000)     (13,766,000)    (16,024,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                                           ============     ============    ============
1996:
  Currently payable.....................................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred..............................................    (10,347,000)       6,996,000      (3,351,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                                           ============     ============    ============

Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                     YEARS ENDED SEPTEMBER 30,
                                                             -----------------------------------------
                                                                1998           1997           1996
                                                             -----------    -----------    -----------
Amount computed at statutory rate..........................  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases of
     net assets acquired...................................      460,000        666,000        464,000
  State income taxes, net of federal tax benefit...........    5,530,000      1,950,000      2,070,000
  Dividends-received deduction.............................   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits..............................................   (1,296,000)      (318,000)      (257,000)
  Other, net...............................................      219,000        138,000         74,000
                                                             -----------    -----------    -----------
          Total income tax expense.........................  $71,051,000    $31,169,000    $24,252,000
                                                             ===========    ===========    ===========

For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.  INCOME TAXES -- (CONTINUED)
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                  1998             1997
                                                              -------------    -------------
DEFERRED TAX LIABILITIES:
Investments.................................................  $  17,643,000    $  13,160,000
Deferred acquisition costs..................................    223,392,000      154,949,000
State income taxes..........................................      2,873,000        1,777,000
Other liabilities...........................................        144,000               --
Net unrealized gains on debt and equity securities available
  for sale..................................................      4,531,000        9,910,000
                                                              -------------    -------------
Total deferred tax liabilities..............................    248,583,000      179,796,000
                                                              -------------    -------------
DEFERRED TAX ASSETS:
Contractholder reserves.....................................   (149,915,000)    (108,090,000)
Guaranty fund assessments...................................     (2,910,000)      (2,707,000)
Other assets................................................             --       (1,952,000)
                                                              -------------    -------------
Total deferred tax assets...................................   (152,825,000)    (112,749,000)
                                                              -------------    -------------
Deferred income taxes.......................................  $  95,758,000    $  67,047,000
                                                              =============    =============

10.  RELATED-PARTY MATTERS

The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.

The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.  RELATED-PARTY MATTERS (CONTINUED)
During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

11.  BUSINESS SEGMENTS

Summarized data for the Company's business segments follow:

                                                                    TOTAL
                                                                 DEPRECIATION
                                                                     AND
                                                    TOTAL        AMORTIZATION       PRETAX            TOTAL
                                                   REVENUES        EXPENSE          INCOME           ASSETS
                                                 ------------    ------------    ------------    ---------------
1998:
  Annuity operations...........................  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations.....................    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management operations..................    41,040,000     14,780,000        9,171,000        104,476,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                                                 ============    ===========     ============    ===============
1997:
  Annuity operations...........................  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations.....................    38,005,000        689,000       16,705,000         51,400,000
  Asset management operations..................    35,661,000     16,357,000        2,798,000         81,518,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                                                 ============    ===========     ============    ===============
1996:
  Annuity operations...........................  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations.....................    31,053,000        449,000       13,033,000         37,355,000
  Asset management operations..................    33,047,000     18,295,000        2,448,000         74,410,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                                                 ============    ===========     ============    ===============

12.  SUBSEQUENT EVENTS

On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.  SUBSEQUENT EVENTS (CONTINUED)
On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                          PART C -- OTHER INFORMATION

Item 24.      Financial Statements And Exhibits

(a)     Financial Statements

         The following financial statements are included in Part B of the Registration Statement:

                  Consolidated financial statements of Anchor National Life Insurance Company for the fiscal year ended September 30, 1998.

          The following financial statements are included in Part B of the Registration Statement:

                   None

(b)      Exhibits


(1)       Resolutions Establishing Separate Account..... *
(2)       Custody Agreements............................ **
(3)       (a) Form of Distribution Contract............. ***
          (b) Form of Selling Agreement................. ***
(4)       (a) Group Annuity Certificate................. ****
          (b) Individual Annuity Contract............... ****
          (c) Group Annuity Certificate Endorsement..... *****
          (d) Individual Annuity Contract Endorsement... *****
(5)       Application for Contract...................... ***
          (a) Participant Enrollment Form............... ***
          (b) Deferred Annuity Application.............. ***
(6)       Depositor -- Corporate Documents
          (a) Articles of Incorporation................. *
          (b) By-Laws................................... *
(7)       Reinsurance Contract.......................... **
(8)       Form of Fund Participation Agreement.......... ***
          (a) Anchor Series Trust Fund Participation
              Agreement................................. ***
          (b) SunAmerica Series Trust Fund
              Participation Agreement................... ***
(9)       Opinion of Counsel............................ ****
          Consent of Counsel............................ ****
(10)      Consent of Independent Accountants............ *****
(11)      Financial Statements Omitted from Item 23..... **
(12)      Initial Capitalization Agreement.............. **
(13)      Performance Computations...................... ****

(14)      Diagram and Listing of All Persons Directly
          or Indirectly Controlled By or Under Common
          Control with Anchor National Life Insurance
          Company, the Depositor of Registrant.......... ****
(15)      Powers of Attorney............................ *


          *     Filed October 21, 1998, Initial Registration Statement to this
                Registration Statement
          **    Not Applicable
          ***   Filed February 16, 1999, Pre-Effective Amendment No. 1 and
                Amendment No. 1 to this Registration Statement
          ****  Filed August 27, 1999, Pre-Effective Amendment No. 2 and
                Amendment No. 2 to this Registration Statement
          ***** Filed Herewith


Item 25.   Directors and Officers of the Depositor

         The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                      POSITION
----                                      --------

Eli Broad                                 Chairman, President and
                                          Chief Executive Officer
Jay S. Wintrob                            Director and Executive Vice
                                          President
Jana W. Greer                             Director and Senior Vice President
Peter McMillan                            Director
James R. Belardi                          Director and Senior Vice President
Susan L. Harris                           Director, Senior Vice President
                                          and Secretary
Scott L. Robinson                         Director and Senior Vice President
N. Scott Gillis                           Senior Vice President and Controller

NAME                                      POSITION
----                                      --------
Edwin R. Reoliquio                        Senior Vice President and
                                          Chief Actuary
James W. Rowan                            Senior Vice President
J. Franklin Grey                          Vice President
Edward P. Nolan*                          Vice President
Gregory M. Outcalt                        Vice President
Scott H. Richland                         Senior Vice President
David R. Bechtel                          Vice President and Treasurer

------------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

     For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with Anchor National Life Insurance Company, the Depositor of Registrant, see Exhibit 14 of the Initial Registration Statement to this Registration Statement, which is incorporated herein by reference. As of January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed March 31, 1999.


Item 27.  Number Of Contract Owners

        None.

Item 28.  Indemnification

        None.

Item 29.  Principal Underwriter

        SunAmerica Capital Services, Inc. serves as distributor to the Registrant, Presidential Variable Account One, Variable Separate Account, FS Variable Separate Account, Variable Annuity Account One, FS Variable Annuity Account One, Variable Annuity Account Four and Variable Annuity Account Five. SunAmerica Capital Services, Inc. also serves as the underwriter to the SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., Style Select Series, Inc. and the SunAmerica Strategic Investment Series, Inc., all issued by SunAmerica Asset Management Corp.

        Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.

        Name                        Position with Distributor
        ----                        -------------------------
        J. Steven Neamtz            Director and President
        Robert M. Zakem             Director, Executive Vice
                                       President, General Counsel
                                       and Assistant Secretary
        Peter Harbeck               Director
        Susan L. Harris             Secretary
        Debbie Potash-Turner        Controller
        Per Furmark                 Vice President
        James Nichols               Vice President


               Net Distribution   Compensation on
Name of        Discounts and      Redemption or     Brokerage
Distributor    Commissions        Annuitization     Commissions    Commissions*
-----------    ----------------   ---------------   -----------    ------------
SunAmerica          None               None              None           None
Capital
Services, Inc.
--------------------
*Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.  Location of Accounts and Records

         Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

        Not Applicable.


Item 32.  Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.  Representation

      A. The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 concerning the redeemability of Section 403(b) annuity Contracts (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

     B. REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 8th day of October, 1999.

                      VARIABLE ANNUITY ACCOUNT SEVEN
                                  (Registrant)


                     By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                   (Depositor)

                     By:     /s/ Jay S. Wintrob
                         --------------------------
                                 Jay S. Wintrob
                            Executive Vice President


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                   (Depositor)

                      By:     /s/ Jay S. Wintrob
                         --------------------------
                                 Jay S. Wintrob
                            Executive Vice President

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE              TITLE                        DATE
---------              -----                        ----

/s/ Eli Broad*          President, Chief
--------------------   Executive Officer and
 Eli Broad             Chairman of the Board
                       (Principal Executive
                           Officer)


/s/ Scott L. Robinson* Senior Vice President
---------------------       and Director
Scott L. Robinson      (Principal Financial
                             Officer)

/s/ N. Scott Gillis*   Senior Vice President
--------------------       and Controller
N. Scott Gillis        (Principal Accounting
                             Officer)

/s/ James R. Belardi*  Director
--------------------
James R. Belardi


/s/ Jana W. Greer*     Director
--------------------
Jana W. Greer

/s/ Susan L. Harris    Director                  October 8, 1999
--------------------
Susan L. Harris

/s/ Peter McMillan*    Director
--------------------
Peter McMillan


/s/ James W. Rowan*    Director
--------------------
James W. Rowan


/s/ Jay S. Wintrob*    Director
--------------------
Jay S. Wintrob


*By: /s/ Susan L. Harris     Attorney-in-Fact
    ---------------------
     Susan L. Harris

Date: October 8, 1999

                                 EXHIBIT INDEX



Exhibit No.                  Description
-----------                  -----------

Exhibit 4(c)      Group Annuity Certificate Endorsement

Exhibit 4(d)      Individual Annuity Contract Endorsement

Exhibit (10)      Consent of Independent Accountants